SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 28, 2003

                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of Registrant as specified in its charter)

 Delaware                                  0-2554                77-0222872
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)





                                336 Bollay Drive

                             Santa Barbara, CA 93117

                    (Address of principal executive offices)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)

ITEM 5.  Other Events

      Pharmacia Debt Termination

     On August 28, 2003, Miravant Medical Technologies (the "Company") entered into a Termination and Release Agreement with Pharmacia AB, a wholly owned subsidiary of Pfizer, Inc. ("Pharmacia"), that provides, among other things, for the retirement of the $10.6 million debt owed by the Company to Pharmacia and the release of the related security collateral, in exchange for a $1.0 million cash payment, 390,000 shares of the Company's common stock and the adjustment of the of the exercise price of Pharmacia's outstanding warrants to purchase shares of the Company's common stock. Additionally, the Company will extend the expiration date of the warrants to December 31, 2005. As a result, Pharmacia currently holds an aggregate of 360,000 warrants to purchase shares of the Company's common stock at an exercise price of $1.00 per share. The Company also granted Pharmacia certain registration rights in connection with the shares of common stock it received in this transaction.

     Convertible Debt Financing

     On August 28, 2003, the Company entered into a Convertible Debt and Warrant Purchase Agreement (the "Convertible Debt Agreement") with a group of private accredited investors (the "Investors"), pursuant to which the Company issued securities to the Investors in exchange for gross proceeds of $6.0 million. Under the Convertible Debt Agreement, the debt can be converted, at the Investors' option, at $1.00 per share into the Company's common stock. The Company will issue separate convertible promissory notes ("Convertible Notes") to each Investor and the Convertible Notes will earn interest at 8% per annum and be due August 28, 2006, unless converted earlier. The interest on each Convertible Note is due quarterly beginning October 1, 2003 and can be paid in cash or in-kind at the Company's option. Under certain circumstances each Convertible Note can be prepaid by the Company prior to the maturity date or prior to conversion.

     In connection with the borrowing, the Company will also issue to the Investors warrants to purchase an aggregate of 4,500,000 shares of the Company's common stock. Each Investor will receive two warrants. The first warrant is for the purchase of one-half (1/2) of a share of the Company's common stock for every $1.00 principal amount of debt under the Convertible Debt Agreement. The second warrant is for the purchase of one-quarter (1/4) of a share of the Company's common stock for every $1.00 principal amount of debt under the Convertible Debt Agreement. The exercise price of each warrant will be $1.00 per share and the warrants will terminate on August 28, 2008, unless previously exercised. The Company also granted the Investors certain registration rights in connection with this transaction. The 1/4 share warrant is mandatorly exercisable under certain circumstances.

     In connection with the execution of the Convertible Debt Agreement, certain holders of notes (the "2002 Lenders") issued under the Company's December 2002 Convertible Debt and Warrant Agreement (the "2002 Debt Agreement") have agreed to subordinate their debt security position to that of the new Investors. In exchange for the subordinated security position, the 2002 Lenders will receive additional warrants to purchase an aggregate of 1,575,000 shares of the Company's common stock at an exercise price of $1.00 per share, and these additional warrants will terminate on August 28, 2008, unless previously exercised. Additionally, under the anti-dilution provision of the 2002 Debt Agreement, the conversion price of the five notes issued thereunder to the 2002 Lenders during the period February 2003 through July 2003 will be reduced to $1.00 and the exercise price of the related warrants issued to the 2002 Lenders during the same period will be reduced to $1.00.

     A copy of the Convertible Debt Agreement, the related forms of promissory notes and warrants, the related registration rights agreement, the subordination agreement with the 2002 Lenders, the Termination and Release Agreement with Pharmacia, an amendment to Pharmacia's outstanding warrant agreements and a side letter relating to this transaction are filed as exhibits to this report and are incorporated by reference herein. The foregoing descriptions of the above transactions and agreements does not purport to be complete and are qualified in their entirety by reference to the exhibits.

     Pro Forma Disclosure (Unaudited)

     The following unaudited consolidated pro forma condensed selected balance sheet information as of June 30, 2003 presented below includes adjustments for the events above related to the Termination and Release Agreement and the Convertible Debt Financing, respectively, as if such event took place at June 30, 2003:



                                                    Actual                  Pro Forma                 Pro Forma
                                                 June 30, 2003             Adjustments              June 30, 2003
------------------------------------------ -- -------------------- --- -------------------- ----- -------------------
                                                  (Unaudited)              (Unaudited)               (Unaudited)

Cash................................               $      76,000            $   5,000,000   (1)       $   5,076,000
Current assets......................                     152,000                5,000,000                 5,152,000
Deferred financing costs............                   1,299,000                3,742,000   (2)           5,041,000
Total assets........................               $   3,575,000            $   8,742,000             $  12,317,000
                                              ====================     ====================       ===================

Short-term debt.....................               $  10,623,000            $ (10,623,000)  (3)       $          --


Long-term debt......................                   6,182,000                6,000,000   (4)          12,182,000
Total liabilities...................                  19,125,000               (4,623,000)               14,502,000


Common stock........................                 181,173,000                9,265,000   (5)         190,438,000
Accumulated deficit.................                (196,603,000)               4,100,000   (6)        (192,503,000)
Total stockholders' equity (deficit)                 (15,550,000)              13,365,000                (2,185,000)
                                              --------------------     --------------------       -------------------
Total liabilities and stockholders'
  equity (deficit)..................               $   3,575,000            $   8,742,000             $  12,317,000
                                              ====================     ====================       ===================


(1) The $5,000,000 is net of the $6,000,000 cash received from the Convertible Debt financing (including a $750,000 bridge loan received from an investor prior to closing which was converted to the Convertible Debt financing on closing) less the $1,000,000 paid to Pharmacia to terminate the $10,623,000 short-term debt.

(2) The $3,742,000 adjustment represents the Black-Scholes values for the warrants issued to the Investors in connection with the Convertible Debt Financing and to the Lenders for subordinating their existing debt, and the lowering of the exercise price of the existing warrants held by the Lenders. This amount is recorded as deferred financing costs to be amortized over the term of the debt.

(3)  The $10,623,000 represents the reduction of the debt due to Pharmacia.

(4) The $6,000,000 represents the amount of debt incurred from the Convertible Debt financing.

(5) The pro forma adjustment to increase Common Stock by $9,265,000 represents the following:


     Fair market value of $1.00 for the 390,000 shares issued to Pharmacia...................$  390,000
     Black-Scholes value of reducing the exercise price of Pharmacia's existing warrants.....$  151,000
     Black-Scholes value of warrants issued in connection with the Convertible Debt..........$2,772,000
     Black-Scholes value of warrants issued in connection with the 2000 Debt Agreement.......$  970,000
     Intrinsic value of the beneficial conversion feature of the Convertible Debt............$2,772,000
     Intrinsic value of the beneficial conversion feature of the 2002 Debt Agreement.........$2,210,000
                                                                                             ----------
                        Total adjustment to Common Stock.....................................$9,265,000

(6)  The pro forma  adjustment  to decrease  accumulated  deficit by  $4,100,000 represents the following:

     Terminated short-term debt due to Pharmacia.............................................$ 10,623,000
     Cash payment made to Pharmacia..........................................................$ (1,000,000)
     Fair market value of $1.00 for the 390,000 shares issued to Pharmacia...................$   (390,000)
     Black-Scholes value of reducing the exercise price of Pharmacia's existing warrants.....$   (151,000)
     Intrinsic value of the beneficial conversion feature of the Convertible Debt............$ (2,772,000)
     Intrinsic value of the beneficial conversion feature of the 2002 Debt Agreement.........$ (2,210,000)
                                                                                            --------------
                        Total adjustment to Accumulated Deficit..............................$  4,100,000


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


                  Exhibit Number                              Exhibit

                  Exhibit 10.1      Convertible Debt and Warrant Purchase Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 10.2      Subordination Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 10.3      Termination and Release Agreement dated August 13, 2003 between the Registrant and Pharmacia, AB

                  Exhibit 10.4      Side Letter Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 4.1       Form of Convertible Promissory Note between the Registrant and the Purchaser.

                  Exhibit 4.2       Form of 50% Warrant between the Registrant and the Purchaser.

                  Exhibit 4.3       Form of 25% Warrant between the Registrant and the Purchaser.

                  Exhibit 4.4       Registration Rights Agreement dated August 22, 2003 between the Registrant and the Purchaser.

                  Exhibit 4.5       Amendment to Registration Rights Agreement dated February 18, 1999.

                  Exhibit 4.6      Amendment to Warrant Agreements dated February 18, 1999.

                  Exhibit 99.1      Legal Opinion.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Miravant Medical Technologies
                                               (Registrant)

Date:  September 4, 2003

                                            By:  /s/ John M. Philpott
                                                -------------------------
                                                Name:    John M. Philpott
                                                Title:   Chief Financial Officer

                 Exhibit Index



                  Exhibit Number                              Exhibit

                  Exhibit 10.1      Convertible Debt and Warrant Purchase Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 10.2      Subordination Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 10.3      Termination and Release Agreement dated August 13, 2003 between the Registrant and Pharmacia, AB

                  Exhibit 10.4      Side Letter Agreement dated August 28, 2003 between the Registrant and the Purchaser.

                  Exhibit 4.1       Form of Convertible Promissory Note between the Registrant and the Purchaser.

                  Exhibit 4.2       Form of 50% Warrant between the Registrant and the Purchaser.

                  Exhibit 4.3       Form of 25% Warrant between the Registrant and the Purchaser.

                  Exhibit 4.4       Registration Rights Agreement dated August 22, 2003 between the Registrant and the Purchaser.

                  Exhibit 4.5       Amendment to Registration Rights Agreement dated February 18, 1999.

                  Exhibit 4.6      Amendment to Warrant Agreements dated February 18, 1999.

                  Exhibit 99.1      Legal Opinion.

